                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]     Preliminary Proxy Statement                     [ ]  Confidential, For Use of the Commission Only
 [X]     Definitive Proxy Statement                                (as permitted by Rule 14a-6(e)(2))
 [ ]     Definitive Additional Materials
 [ ]     Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                              E COM VENTURES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.

 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

 [ ]  Fee paid previously with preliminary materials:

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration No.:

        (3) Filing Party:

        (4) Date Filed:

                              E COM VENTURES, INC.
                              11701 N.W. 101ST ROAD
                              MIAMI, FLORIDA 33178

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 31, 2000

TO OUR SHAREHOLDERS:

         The 2000 Annual Meeting of Shareholders of E Com Ventures, Inc. will be held at 10:00 a.m. on Tuesday, October 31, 2000, at the E Com Ventures, Inc. Corporate Office, 11701 N.W. 101st Road, Miami, Florida 33178, for the purpose of considering and acting upon the following:

         1. Election of six members to our Board of Directors to hold office until our 2001 Annual Meeting or until their successors are duly elected and qualified;

         2.       Approval of the 2000 Stock Option Plan;

         3.       Approval of the 2000 Directors Stock Option Plan;

         4. Ratification of the appointment of Deloitte and Touche, LLP as our independent public accountants; and

         5.       Any other matters that properly come before the meeting.

         The Board of Directors is not aware of any other business scheduled for the Annual Meeting. Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned.

         Shareholders of record at the close of business on September 5, 2000 are entitled to notice of, and to vote at, the meeting or at any postponements or adjournments of the meeting.

                               By Order of the Board of Directors,

                               /s/ Ilia Lekach
                               ----------------------
                               Ilia Lekach
                               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

Miami, Florida
October 2, 2000

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----

About the Meeting...........................................................1
         What is the purpose of the annual meeting?.........................1
         Who is entitled to vote at the meeting?............................1
         Who can attend the meeting?........................................1
         What constitutes a quorum?.........................................1
         How do I vote?.....................................................2
         Can I change my vote after I return my proxy card?.................2
         What are the board's recommendations?..............................2
         What vote is required to approve each proposal?....................2
         Who pays for the preparation of the proxy?.........................3

Proposal 1 -Election of Directors...........................................4
         Directors Standing for Election....................................4

Security Ownership of Certain Beneficial Owners and Management..............7
Board of Directors Committees...............................................8
Compensation of Executive Officers and Directors............................9
Report on Executive Compensation...........................................12
Certain Relationships and Related Transactions.............................12
Performance Graph..........................................................14
Section 16(a) Beneficial Ownership Reporting Compliance....................14
Proposal 2 -Approval of 2000 Stock Option Plan.............................15
Proposal 3 -Approval of 2000 Directors Stock Option Plan...................20
Proposal 4 -Ratification of the Appointment of Independent Auditors........22
Other Business.............................................................23
Shareholder Proposals for the 2001 Annual Meeting..........................23

APPENDICES

Appendix A - E Com Ventures, Inc. 2000 Stock Option Plan

Appendix B - E Com Ventures, Inc. 2000 Directors Stock Option Plan

                              E COM VENTURES, INC.
                       2000 ANNUAL MEETING OF SHAREHOLDERS

                       -----------------------------------

                                 PROXY STATEMENT

                       -----------------------------------


         This proxy statement contains information related to our Annual Meeting of Shareholders to be held on Tuesday, October 31, 2000, beginning at 10:00 a.m., at the E Com Ventures, Inc. Corporate Office, 11701 N.W. 101st Road, Miami, Florida 33178, and at any adjournments or postponements thereof. The approximate date that this Proxy Statement, the accompanying Notice of Annual Meeting and the enclosed Form of Proxy are first being sent to shareholders is October 2, 2000. You should review this information in conjunction with our 1999 Annual Report to Shareholders which accompanies this proxy statement.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Annual Meeting, shareholders will vote on the election of directors, the approval of a new employee stock option plan and the approval of a new director stock option plan and ratification of the appointment of our independent public accountants. In addition, we will report on our performance and respond to questions from our shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Only shareholders of record at the close of business on the record date, September 5, 2000, are entitled to receive notice of the Annual Meeting and to vote shares of our common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All shareholders as of the record date, or their duly appointed proxies, may attend. If your shares are held in the name of your broker or bank, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement, and valid picture identification.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of all of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 9,937,276 shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting but will not be counted as votes cast "for" or "against" any given matter.

         If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendation of the Board of Directors is set forth with the description of each proposal in this proxy statement. In summary, the Board of Directors recommends a vote:

         o        FOR the election of the nominated slate of directors;

         o        FOR the approval of the 2000 Stock Option Plan;

         o        FOR the approval of the 2000 Directors Stock Option Plan; and

         o FOR the ratification of the appointment of Deloitte and Touche, LLP as our independent public accountants.

         The Board of Directors does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holders will have to vote for substitute or alternate Board of Directors nominees. In the event that any other matter should properly come before the meeting or any Board of Directors nominee is not available for election, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in accordance with their best judgment.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

         ELECTION OF DIRECTORS. The affirmative vote (either in person or by proxy) of a plurality of the votes cast at the meeting is required for the election of directors. This means that candidates who receive the highest number of votes are elected. Abstentions and broker non-votes are not votes cast and are not counted in determining whether a nominee is elected. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders do not have the right to cumulate their votes for directors.

         OTHER PROPOSALS. For each other proposal, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval. Abstentions and broker non-votes are treated as shares present or represented and entitled to vote on such matters and thus have the same effect as negative votes. A properly marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO PAYS FOR THE PREPARATION OF THE PROXY?

         We will pay the cost of preparing, assembling and mailing the proxy statement, notice of meeting and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to the beneficial owners of our common stock and to request authority for the execution of proxies and we may reimburse such persons for their expenses incurred in connection with these activities.

         Our principal executive offices are located at 11701 N.W. 101st Road, Miami, Florida 33178 and our telephone number is (305) 889-1600. A list of shareholders entitled to vote at the Annual Meeting will be available at our offices for a period of ten days prior to the meeting and at the meeting itself for examination by any shareholder.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

         At the Annual Meeting, the shareholders will elect six directors, each of whom will serve for a term expiring at the 2001 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. There is one vacancy on the Board as a result of the recent death of Robert Pliskin. This vacancy may be filled at a later date or the number of directors may be reduced in accordance with our By-laws.

         The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected. However, if any of them should become unavailable to serve as director, the Board of Directors may designate a substitute nominee or the number of directors may be reduced in accordance with our By-laws. If the Board of Directors designates a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

         The directors standing for re-election are:

         o        Ilia Lekach
         o        Jerome Falic
         o        Donovan Chin
         o        Carole Ann Taylor
         o        Horacio Groisman, M.D.
         o        Zalman Lekach

         All of our director nominees are currently serving as our directors.

EXECUTIVE OFFICERS AND DIRECTORS

         The following are our executive officers and directors:

     NAME                                 AGE                      POSITION
     ----                                 ---                      --------
  Ilia Lekach                              51     Chairman of the Board and Chief Executive Officer
  Jerome Falic                             36     President and Vice Chairman of the Board
  A. Mark Young                            37     Chief Financial Officer
  Donovan Chin                             33     Chief Financial Officer of Perfumania, Inc., Secretary and
                                                  Director
  Jeffrey Geller                           26     President and Chief Operating Officer of the Retail
                                                  Division of Perfumania, Inc.
  Claire Fair                              41     Vice President of Human Resources
  Carole Ann Taylor(1)(2)(3)               54     Director
  Horacio Groisman, M.D. (2)(3)            47     Director
  Zalman Lekach                            33     Director

---------------
(1)      Member of Audit Committee.
(2)      Member of Compensation Committee.

(3)      Member of Stock Option Committee.

         o ILIA LEKACH-- Ilia Lekach is one of our co-founders and was our Chief Executive Officer and Chairman of the Board from incorporation in 1988 until his resignation in April 1994. Mr. Lekach was re-appointed Chief Executive Officer and Chairman of the Board on October 28, 1998. He is also Chairman of the Board and Chief Executive Officer of Parlux Fragrances, Inc., a publicly traded manufacturer of fragrance and related products, and Chairman of the Board of Directors of Take To Auction.Com, Inc., a publicly traded online auction site. In August 1996, Mr. Lekach became an officer and director of L. Luria & Son, Inc., a publicly traded specialty discount retailer. On August 13, 1997, L. Luria & Son, Inc. filed for relief under Chapter 11 of the Bankruptcy Code and has since been liquidated. Messrs. Ilia Lekach and Zalman Lekach are brothers.

         o JEROME FALIC -- Jerome Falic has served as our President since October 28, 1998, as a Director since August 1994 and as the Vice Chairman of the Board since September 1994. Prior to his appointment as President, Mr. Falic served as a Vice President since our inception in 1988.

         o A. MARK YOUNG -- A. Mark Young joined us in February 2000 and was appointed our Chief Financial Officer in May 2000. Prior to joining us, Mr. Young was employed for seven years in the Business Assurance practice of the Middle Market Group of PricewaterhouseCoopers LLP, South Florida.

         o DONOVAN CHIN -- Donovan Chin currently serves as the Chief Financial Officer of Perfumania and as our Secretary and a member of our Board of Directors. He was appointed Chief Financial Officer of Perfumania in May 2000, has served as our Secretary since February 1999 and has served as a Director since March 1999. He also served as our Chief Financial Officer from February 1999 until May 2000. Prior to that time, Mr. Chin served as our Corporate Controller from May 1995 to February 1999 and Assistant Corporate Controller from May 1993 to May 1995. Previously, Mr. Chin was employed by Price Waterhouse LLP in its Miami audit practice.

         o JEFFREY GELLER -- Jeffrey Geller joined us in March 2000 and was appointed the President and Chief Operating Officer of our Retail Division in May 2000. Prior to joining us, Mr. Geller was the General Manager of the Development Agent for an international restaurant chain in Peru which operated company owned and franchised locations.

         o CLAIRE FAIR -- Claire Fair has served as Vice President of Human Resources since August 1996. From November 1993 to August 1996, she served as Director of Human Resources. Previously, she was the Director of Employee Relations with Sterling, Inc., a national jewelry specialty retailer company.

         o CAROLE ANN TAYLOR -- Carole Ann Taylor has served as a Director since June 1993. From 1987 to 1998, Ms. Taylor was the owner and president of the Bayside Company Store, a retail souvenir and logo store at Bayside Marketplace in Miami, Florida. During this time she has also been a partner of the Jardin Bresilien Restaurant also located at the Bayside Marketplace. Currently, Ms. Taylor is the owner of Miami To Go, Inc., a retail and wholesale logo and souvenir merchandising and silkscreening company. She is also a partner at Miami Airport Duty Free Joint Venture with Greyhound Leisure Services which owns and operates the 19 duty free stores at Miami International Airport. She serves as director of the Miami-

                  Dade Chamber of Commerce, the Greater Miami Convention & Visitors Bureau and the Miami Film Festival. Ms. Taylor is a member of our Audit, Compensation and Stock Option Committees.

         o HORACIO GROISMAN, M.D. -- Horacio Groisman, M.D. has served as a Director since March 1999. Dr. Groisman has been a practicing physician since 1981, specializing in head and neck surgery, and currently has offices in Miami, Aventura and Hollywood, Florida. Dr. Groisman is a member of our Compensation and Stock Option Committees. He also serves as Vice-Chairman of the Board of Directors of Take To Auction.Com, Inc.

         o ZALMAN LEKACH-- Zalman Lekach has served as a Director since November 1999. Mr. Lekach became a director and an executive in Parlux, S.A., a subsidiary of Parlux Fragrances, Inc. in May 1990. In May 1993, he resigned his executive position and owned and operated a company exporting foods and health/beauty aids to South America. In January of 1995, he rejoined Parlux as its Chief Operating Officer and a Director. In June 1996, Mr. Zalman Lekach also assumed the position of President of Parlux. In January 1999, Mr. Zalman Lekach resigned his position as President and Chief Operating Officer of Parlux to pursue opportunities unrelated to the fragrance field. Messrs. Ilia Lekach and Zalman Lekach are brothers.

         Our officers are elected annually by our Board of Directors and serve at the discretion of the Board. Our directors hold office until the next Annual Meeting of shareholders and until their successors have been duly elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NAMED ABOVE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table shows the amount of common stock beneficially owned as of September 15, 2000 by (a) each of our directors and nominees for director,
(b) each of our executive officers named in the Executive Compensation Table,
(c) all of our directors and executive officers as a group and (d) each person known by us to beneficially own more than 5% of our outstanding common stock. Unless otherwise provided, the address of each holder is c/o E Com Ventures, Inc., 11701 N.W. 101st Road, Miami, Florida 33178.

                                                                      COMMON STOCK BENEFICIALLY OWNED
                                                                      -------------------------------
                                                      OUTSTANDING                     TOTAL NUMBER OF
                                                         SHARES       ACQUIRABLE          SHARES           PERCENT OF
                                                      BENEFICIALLY     WITHIN 60    BENEFICIALLY OWNED       SHARES
       NAME AND ADDRESS OF BENEFICIAL OWNER            OWNED (A)       DAYS (B)      (COLUMNS (A)+(B))     OUTSTANDING
       ------------------------------------            ---------       --------      -----------------     -----------
Ilia Lekach                                              1,071,375      775,000          1,846,375(1)(2)         18.6%
Jerome Falic                                               365,832      334,500            700,332(2)             7.0%
A. Mark Young                                                    0       50,000             50,000                *
Donovan Chin                                                     0      109,500            109,500                1.1%
Claire Fair                                                      0       77,000             77,000                *
Jeffrey Geller                                               5,000       60,000             65,000                *
Carole A. Taylor                                                 0       12,000             12,000                *
Horacio Groisman, M.D.                                           0        6,000              6,000                *
Zalman Lekach                                                    0        6,000              6,000                *
Rachmil Lekach                                             675,125      100,000            775,125(1)             7.8%
Parlux Fragrances, Inc.                                  1,512,406            0          1,512,406(3)            15.2%
Eisenberg Partners, LLC                                    911,946            0            911,946(4)             9.2%
Mark A. Rice                                               880,630            0            880,630(5)             8.9%
All directors and executive officers as a
   group (9 persons)                                                                     2,409,827               24.3%

------------------
*        Less than 1%.
(1) Ilia Lekach and Rachmil Lekach jointly own with their spouses the shares set forth opposite their respective names.
(2) Includes 21,000 shares of Common Stock owned by Pacific Investment Group, a corporation wholly owned by Mr. Lekach.
(3) The address of Parlux Fragrances, Inc. is 3725 S.W. 30th Avenue, Ft. Lauderdale, Florida 33154.
(4) Based on the Schedule 13D dated May 22, 2000 filed with the SEC by Eisenberg Partners, L.L.C. ("Eisenberg"). Eisenberg is the manager or investment manager and beneficially owns all shares of the following entities: E.P. Opportunity Fund L.L.C. (352,023 shares), EP Opportunity Fund International Ltd. (22,966 shares), EP.com Fund L.L.C. (466,919 shares) and EP.com Fund International, Ltd. (70,038 shares). The address for each entity is 77 W. Wacker Drive, Chicago, Illinois 60601.
(5)      Based on the Schedule 13D dated May 4, 2000 filed with the SEC by Mark
         A. Rice. Mr. Rice is the sole member of the Managing Member which controls both Namax Corporation (123,420 shares) and The dotCom Fund, L.L.C. (757,2210 shares). The address for each entity is 666 Dundee Road, Suite 1901, Northbrook, Illinois 60062.

                          BOARD OF DIRECTORS COMMITTEES

         Our Board of Directors has a standing Audit Committee, Compensation Committee and Stock Option Committee. We do not have a nominating or similar committee. Our Board of Directors performs the functions of a nominating or similar committee.

         For the fiscal year ended January 29, 2000, Robert Pliskin and Carole Ann Taylor were the members of our Audit Committee. Carole Ann Taylor is the current member of our Audit Committee and another director will be appointed to this Committee at the next Board of Director's Meeting. The duties and responsibilities of the Audit Committee include (a) recommending to the Board the appointment of our auditors and any termination of engagement, (b) reviewing the scope and results of audits and other services provided by our auditors, (c) reviewing our significant accounting policies and internal controls and (d) having general responsibility for all related auditing matters. The Audit Committee held one meeting during the fiscal year ended January 29, 2000.

         For the fiscal year ended January 29, 2000, Carole Ann Taylor and Horacio Groisman, M.D. were the members of our Compensation Committee. Carole Ann Taylor and Horacio Groisman, M.D. are the current members of our Compensation Committee. The Compensation Committee reviews and approves the compensation of our directors, officers and employees, including salaries, bonuses, commission, and benefit plans. The Compensation Committee met one time during the fiscal year ended January 29, 2000.

         For the fiscal year ended January 29, 2000, Carole Ann Taylor and Horacio Groisman, M.D. were the members of the Stock Option Committee. Carole Ann Taylor and Horacio Groisman, M.D. are the current members of the Stock Option Committee. The Stock Option Committee administers our Amended and Restated 1991 Stock Option Plan and the Directors Stock Option Plan and will, if the 2000 Stock Option Plan and the 2000 Directors Stock Option Plan are adopted, administer these plans. The Stock Option Committee held one meeting during the fiscal year ended January 29, 2000.

         During the fiscal year ended January 29, 2000, our Board of Directors took certain actions by unanimous written consent and held 7 meetings. During the last fiscal year, no director attended fewer than 75 percent of (i) the meetings of our Board of Directors held during the period he served on the Board, and (ii) the meetings of committees of our Board of Directors held during the period he served on such committee.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following tables set forth certain information concerning compensation for the fiscal years ended January 29, 2000 (Fiscal 1999), January 30, 1999 (Fiscal 1998) and January 31, 1998 (Fiscal 1997) of our executive officers, including the Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for Fiscal 1999.


                                                                                RESTRICTED
                                 FISCAL                       OTHER ANNUAL         STOCK                 LTIP          ALL OTHER
  NAME AND PRINCIPAL POSITION    YEAR  SALARY($)   BONUS($)  COMPENSATION($)(1)  AWARDS($)  OPTIONS(#) PAYOUTS($)  COMPENSATION($)
  ---------------------------    ----  ---------   --------  ------------------  ---------  ---------- -----------  ---------------
Ilia Lekach (2)                  1999    420,000          0          0             0               0         0              0
  Chairman of the Board and      1998          0          0    500,000(3)          0         775,000(4)      0              0
  Chief Executive Officer

Jerome Falic                     1999    322,757          0          0             0               0         0              0
  President and                  1998    259,034          0          0             0         334,500(4)      0              0
  Vice Chairman of the Board     1997    246,700          0          0             0               0         0              0

Marc Finer (5)                   1999    225,571          0          0             0         150,000         0              0
  President, Retail Division     1998    200,401          0          0             0          60,000(4)      0              0
                                 1997    183,912          0          0             0          50,000         0              0

Claire Fair                      1999    167,428          0          0             0          60,000         0              0
  Vice President of Human        1998    116,980          0          0             0          26,500(4)      0              0
  Resources                      1997    114,980          0          0             0          15,000         0              0

Donovan Chin                     1999    167,185          0          0             0         100,000         0              0
   Chief Financial Officer,      1998     85,014          0          0             0          34,500(4)      0              0
   Perfumania, Inc. and          1997     80,575          0          0             0               0         0              0
   Secretary

----------------------
(1) The column for "Other Annual Compensation" does not include any amounts for executive perquisites and any other personal benefits, such as the cost of automobiles, life insurance and disability insurance because the aggregate dollar amount per executive is less than 10% of his annual salary and bonus.

(2) Ilia Lekach was re-appointed as Chief Executive Officer and Chairman of the Board on October 28, 1998.

(3) Amount reported represents consulting fees paid to Ilia Lekach during Fiscal 1998 prior to his employment with us.

(4) Includes options repriced effective October 28, 1998 in the following amounts: Ilia Lekach (375,000); Jerome Falic (100,000); Marc Finer (60,000); Claire Fair (21,500); and Donovan Chin (14,500).

(5) Marc Finer's employment terminated June 2000. See "Employment and Severance Agreements" on page 10 for a description of the termination agreement between the Company and Mr. Finer.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information regarding option grants to our executive officers during Fiscal 1999 and options held by such executive officers on January 29, 2000.

                                                  INDIVIDUAL OPTION GRANTS IN FISCAL 1999
                           -------------------------------------------------------------------------------------

                                        % OF TOTAL                                    POTENTIAL REALIZABLE VALUE
                                          OPTIONS                                     AT ASSUMED ANNUAL RATES OF
                                        GRANTED TO                                     STOCK PRICE APPRECIATION
                          NUMBER OF    EMPLOYEES IN     EXERCISE                           FOR OPTION TERM
                           OPTIONS        FISCAL        PRICE PER    EXPIRATION       ---------------------------
    NAME                   GRANTED        1999(1)         SHARE         DATE           5%(2)            10%(2)
    ----                   -------        -------         -----         ----           -----            ------
Marc Finer                 150,000          24%           $3.13         2009         $295,266          $748,262
Claire Fair                 60,000          10%           $3.13         2009         $118,106          $299,305
Donovan Chin               100,000          16%           $3.13         2009         $196,844          $498,841

--------------
(1)      Total stock option grants during Fiscal 1999 were 624,250.

(2) In accordance with the rules of the Securities and Exchange Commission, the potential realizable values for such options shown in the table presented above are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. These assumed rates of appreciation do not represent our estimate or projection of the appreciation of shares of our common stock.

OPTIONS EXERCISED IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth certain information regarding option exercises by our executive officers during Fiscal 1999 and options held by such executive officers on January 29, 2000:

                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN-THE-MONEY
                              SHARES                   OPTIONS AT FISCAL YEAR END     OPTIONS AT FISCAL YEAR END (1)
                            ACQUIRED ON     VALUE      --------------------------   ---------------------------------
    NAME                     EXERCISE      REALIZED     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
    ----                    -----------     -----      --------------------------    ------------------------------
Ilia Lekach                      -            -              775,000/0                    $3,475,063/0
Jerome Falic                     -            -              334,500/0                    $1,502,344/0
Marc Finer                       -            -              177,000/0                      $390,938/0
Claire Fair                      -            -               77,000/0                      $183,888/0
Donovan Chin                     -            -              109,500/0                      $222,906/0

------------------
(1) Based on a per share price of $4.94, the closing price of the common stock as reported on the Nasdaq on January 28, 2000, minus the exercise price of the option, multiplied by the number of shares underlying the option.

EMPLOYMENT AGREEMENTS AND SEVERANCE AGREEMENTS

         Effective February 1, 1999, we entered into 3-year employment agreements with Ilia Lekach and Jerome Falic pursuant to which they will receive an annual salary of $400,000 and $318,347, respectively, subject to cost-of-living increases, or 5% if higher. The employment agreements provide that Mr. Lekach and Mr. Falic will continue to receive their annual salary until the expiration of the term of their employment agreements if their employment is terminated by us for any reason other than death, disability or cause (as defined in the employment agreements). The agreements contain a performance bonus plan which provides for additional compensation and grant of stock options, if we meet certain net income levels. The employment agreements also prohibit the employees from directly or indirectly competing with us during the term of their employment and for one year after termination of employment except in the case of our termination of employment without cause.

         Effective December 1999, we entered into 3-year employment agreements with Marc Finer, Claire Fair and Donovan Chin pursuant to which they will receive an annual salary of $215,000,

$160,000 and $160,000, respectively, subject to specified increases. The employment agreements provide that Mr. Finer, Ms. Fair and Mr. Chin will continue to receive their salary until the expiration of the term of the employment agreements if their employment is terminated by us for any reason other than death, disability or cause (as defined in the employment agreements), as well as provisions for change in control.

         Effective June 2000, Mr. Finer's employment with the Company was terminated. Pursuant to the terms of his employment agreement, Mr. Finer will continue to receive his salary until the expiration of the term of the agreement.

         Except as set forth in employment agreements and stock option agreements of some of our employees and our subsidiaries, we have no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee or a change in control, or a change in such executive officer's or key employee's responsibilities following a change in control.

DIRECTOR COMPENSATION

         We maintain a policy of compensating our outside directors with an annual retainer of $6,500 for serving as our directors, and compensating all of our directors using stock option grants pursuant to our stock option plans. Our Directors Stock Option Plan provides for an automatic grant of an option to purchase 2,000 shares of our common stock upon a person's election or appointment as a director and an automatic grant of options to purchase 4,000 shares of our common stock upon such person's re-election as a director. We reimburse our directors for all out-of-pocket expenses incurred in the performance of their duties as directors. We currently do not pay fees to our directors for attendance at meetings.

EMPLOYEE STOCK OPTION PLANS

         Under our 1991 Stock Option Plan, we have reserved for issuance an aggregate of 4,000,000 shares of our common stock. As of September 5, 2000, we had granted options to purchase 3,430,683 shares of common stock pursuant to this plan, of which 1,245,558 have been exercised and 2,088,875 are vested but have not been exercised.

         No new options shall be granted pursuant to the 1991 Stock Option Plan upon receipt of shareholder approval of the 2000 Stock Option Plan.

                        REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee reviews and approves the compensation of our directors, officers and employees, including salaries, bonuses, commission, and benefit plans. The Compensation Committee met one time during the fiscal year ended January 29, 2000.

         The policy of the Board of Directors is to maintain executive compensation at levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase shareholder value by improving our performance and profitability.

         The Compensation Committee reviews the base salaries of our employees (as well as our executive officers) annually, considering factors such as the responsibilities of the position, corporate progress toward achieving objectives and individual performance, experience and expertise. In determining our employee's overall compensation, the Compensation Committee also reviews certain compensation levels at other companies because the Compensation Committee believes that we compete for executive talent with companies in addition to those in our peer group. Additional criteria reviewed by the Compensation Committee in determining appropriate compensation levels include subjective factors related to corporate and individual performance.

         Our Stock Option Committee reviews and approves the grant of options pursuant to the Company's 1991 Stock Option Plan. In furtherance of our executive compensation policies, stock options are considered an integral part of our executives' overall compensation. The Compensation Committee believes that as an executive's level of responsibility increases, a greater portion of the total compensation opportunity should be based upon share ownership and other incentives and less upon base salary. Our executives' compensation pursuant to a stock option grant generally increases only to the extent the value of common stock underlying the stock options increases, therefore aligning the interest of our executive officers with our shareholders by tying long-term compensation with our growth and appreciation of shares. During the fiscal year ended January 29, 2000, we granted 150,000 stock options to Marc Finer, 100,000 stock options to Donovan Chin and 60,000 stock options to Claire Fair.

         In addition to base salaries and option grants, the Compensation Committee may elect to award incentive bonuses as part of total compensation to executive officers who have rendered services during the year that substantially exceed those normally required or anticipated. These bonuses are intended to reflect the Compensation Committee's determination to reward any executive who, through extraordinary effort, has substantially benefited us during the year. No incentive bonuses were awarded during the fiscal year ended January 29, 2000.

         This report is submitted by the Compensation Committee:

         CAROLE ANN TAYLOR
         HORACIO GROISMAN, M.D.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         RELATIONSHIP WITH PARLUX. Parlux Fragrances, Inc. is a public company engaged in the manufacture of fragrances. Ilia Lekach, our Chairman of the Board and Chief Executive Officer and one of our principal shareholders, is the Chairman of the Board of Parlux. During fiscal year ended January 29, 2000, we purchased approximately $30.1 million of merchandise from Parlux. We believe that our purchases of merchandise from Parlux were, except for credit terms, on terms no less favorable to us than could reasonably be obtained in arm's length transactions with independent third parties. The amount due to Parlux at January 29, 2000, excluding amounts owed under the subordinated note discussed below, was approximately $9,350,000. Amounts due to Parlux are non-interest bearing.

         On August 31, 1999, we entered into a stock purchase agreement with Parlux. The agreement called for the transfer of 1,512,406 shares of our common stock to Parlux in consideration for a partial reduction of our outstanding trade indebtedness balance of approximately $4.5 million. The transfer price was based on a per share price of $2.98, which approximated 90% of the closing price on our common stock for the previous 20 business days. We filed a registration statement to permit Parlux to resell these shares in April 2000; this registration statement was declared effective in July 2000. As a result of the transaction, we recorded a loss of approximately $314,000 which was charged to cost of goods sold in the third quarter of fiscal year 1999. On October 4, 1999, we signed an $8,000,000 subordinated note agreement with Parlux, in exchange for an equal reduction in the amount of our outstanding trade indebtedness balance. The note is due on May 31, 2000 with various periodic principal payments and bears interest at prime plus 1%. The note is subordinate to all bank related indebtedness. As of January 29, 2000, we had paid $4,500,000 pursuant to the terms of the note. The outstanding amount of the indebtedness as of January 29, 2000 is included in our consolidated balance sheet as subordinated note payable, affiliate.

         RELATIONSHIP WITH TAKE TO AUCTION.COM, INC. In December 1999, we loaned $1 million to Take To Auction.Com, Inc. ("Take To Auction") pursuant to the terms of a convertible promissory note. Ilia Lekach, our Chairman and Chief Executive Officer and Horacio Groisman, M.D., one of our Directors, are also the Chairman and Vice Chairman, respectively, of Take To Auction. The principal balance of the note is payable on December 20, 2001, and interest, which accrues at a rate of six percent per annum is payable semi-annually on the 21st day of each June and December commencing June 21, 2000. We had the right to convert, for a period of 14 days after Take To Auction's initial public offering, all of the principal amount of the note into shares of the Take to Auction's common stock at a conversion price per share equal to the initial public offering price of Take To Auction's common stock. Take To Auction effected its initial public offering in June 2000, and we converted the December 1999 $1 million note into 138,889 shares of Take To Auction's common stock.

         In March 2000, we loaned Take To Auction an additional $1 million pursuant to the terms of a convertible promissory note. The terms of the note are the same as the December 1999 note described above, except that the principal balance is payable on March 8, 2002 and interest is payable semi-annually on the 9th day of each September and March, commencing September 9, 2000. The note was repaid in full in June 2000. Take To Auction also granted us warrants to purchase six hundred thousand shares of its common stock at its initial public offering price. The warrants are exercisable in whole or in part during the one year period following the initial public offering.

         RELATED PARTY INDEBTEDNESS. As of January 29, 2000, Ilia Lekach, our Chairman and Chief Executive Officer was indebted to us pursuant to unsecured notes in the amount of $1,532,649. The notes are unsecured, mature December 31, 2001 and bear an interest rate of prime plus two percent per annum. Principal and interest are payable in full at maturity. Total interest income recognized during fiscal year 1999 was approximately $70,000.

         In October 1999, Rachmil Lekach, one of our principal shareholders issued us an unsecured promissory note in the principal amount of $756,000. As of January 29, 2000, he was indebted to us in the amount of $779,594 including interest. This note bears an interest rate of prime plus two percent per annum. The note, including accrued interest, was repaid in April 2000.

                                PERFORMANCE GRAPH

         The following graph indicates our total return to our shareholders for the period January 27, 1995 to January 28, 2000, as compared to the returns for the NASDAQ (US Companies) Stock Index and the NASDAQ Retail Stock Index. The information contained in this graph is not necessarily indicative of our future performance.

                          [PERFORMANCE GRAPH OMITTED]

----------------------------------------------------------------------------------------------------------
                                  1/27/95      2/2/96      1/31/97     1/30/98     1/29/99      1/28/00
----------------------------------------------------------------------------------------------------------
E Com Ventures, Inc.              100.00       138.46      104.00       88.46       342.46      152.00
----------------------------------------------------------------------------------------------------------
NASDAQ US Stock Market Index      100.00       142.08      184.36      217.60       340.39      513.37
----------------------------------------------------------------------------------------------------------
NASDAQ Retail Trade Stocks        100.00       112.18      137.78      160.76       196.56      161.07
----------------------------------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and beneficial holders of more than 10% of any class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such equity securities. Based solely upon a review of such forms furnished to us, filing deficiencies under Section 16(a) during the fiscal year ended January 29, 2000 included three late reports filed by Jerome Falic reflecting stock sales and one late report filed by Carole Ann Taylor reflecting an exercise and sale of stock options. The following individuals were not timely in meeting the filing requirements with respect to options issued under the Company's 1991 Stock Option Plan: Marc Finer, Claire Fair, Donovan Chin, and also the Directors Stock Option Plan: Robert Pliskin, Carole Ann Taylor, Horacio Groisman, M.D. and Zalman Lekach. In additon, the following individuals were not timely in meeting the filing requirements with respect to Form 3, Initial Statement of Beneficial Ownership of Securities: Horacio Groisman, M.D. and Zalman Lekach.

                 PROPOSAL 2 - APPROVAL OF 2000 STOCK OPTION PLAN

BACKGROUND AND PURPOSE.

         On August 23, 2000, the Board of Directors adopted the E Com Ventures, Inc. 2000 Stock Option Plan, which we will refer to in this Proxy Statement as the "Employee Plan", and recommended that it be submitted to our shareholders for approval at the Annual Meeting. The purpose of the Employee Plan is to provide an additional incentive to attract and retain qualified competent persons who provide services and upon whose efforts and judgment our success is largely dependent, through the encouragement of ownership of our stock by such persons. In furtherance of this purpose, the Employee Plan authorizes, among other things, (a) the granting of incentive or nonqualified stock options to purchase our common stock (collectively, "Options") to persons selected by the administrators of the Employee Plan from the class of all of our regular employees, including officers who are regular employees and directors, (b) the provision of loans for the purposes of financing the exercise of Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Options granted under the Employee Plan.

         Shareholder approval of the Employee Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended, which we refer to as the tax code, (ii) in order for the employee plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the National Association of Securities Dealers National Market System.

         The effective date of the Employee Plan is October 31, 2000 (the "Effective Date"). No Options have been granted under the Employee Plan as of the date of this Proxy Statement. Upon the effective date, no new options shall be granted under the 1991 Employee Stock Option Plan, as amended.

         The following is a summary of certain principal features of the Employee Plan. This summary is qualified in its entirety by reference to the complete text of the Employee Plan, which is attached to this Proxy Statement as Appendix A. Shareholders are urged to read the actual text of the Employee Plan in its entirety.

ADMINISTRATION OF THE EMPLOYEE PLAN.

         The Employee Plan provides that it shall be administered by our Board of Directors or by a committee appointed by the Board of Directors which shall be composed of two or more directors all of whom shall be "outside directors" (as defined in the Employee Plan) in compliance with Rule 16b-3 of the Exchange Act and Section 162(m) of the tax code (although Rule 16b-3 also may be complied with if the option grants are approved by the Board of Directors).

         The committee or the Board of Directors, in its sole discretion, determines the persons to be awarded the Options, the number of shares subject thereto and the exercise price and other terms thereof. In addition, the committee or the Board of Directors has full power and authority to construe and interpret the employee plan, and the acts of the committee or the Board of Directors are final, conclusive and binding on all interested parties, including our company, shareholders, officers and employees, recipients of grants under the Employee Plan, and all persons or entities claiming by or through such persons.

         An aggregate of 1,500,000 shares of common stock (subject to adjustment described below) are reserved for issuance upon the exercise of Options granted under the Employee Plan. This number of shares will automatically increase on the first trading day of each fiscal year, beginning with the fiscal year ended February 2, 2002, by 3% of the shares of Common Stock outstanding as of the last trading day of the immediately preceding fiscal year. The maximum number of shares of common stock to which Options may be granted to any one individual under the Employee Plan is 500,000 (subject to adjustment described below). The shares acquired upon exercise of Options granted under the Employee Plan will be authorized and issued shares of common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Employee Plan. If any Option granted under the Employee Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Employee Plan.

CERTAIN TERMS AND CONDITIONS.

         All Options granted under the Employee Plan must be evidenced by a written agreement between us and the grantee. The agreement will contain such terms and conditions as the committee or the Board of Directors shall prescribe, consistent with the Employee Plan, including, without limitation, the exercise price, term and any restrictions on the exercisability of the Options granted.

         For any Option granted under the Employee Plan, the exercise price per share of common stock may be any price determined by the committee or the Board of Directors; however, the exercise price per share of any Incentive Stock Option may not be less than the Fair Market Value of the common stock on the date such Incentive Stock Option is granted. For purposes of the Employee Plan, the "Fair Market Value" on any date of reference is deemed to be the closing price of common stock on the business day immediately preceding such date, unless the committee or the Board of Directors in its sole discretion determines otherwise in a fair and uniform manner. For this purpose, the closing price of common stock on any business day is (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

         The committee or the Board of Directors may permit the exercise price of an Option to be paid for in cash, by certified or official bank check or personal check, by money order, with already owned shares of common stock that have been held by the Optionee for at least six (6) months (or such other shares as we determine will not cause us to recognize for financial accounting purposes a charge for compensation expense), the withholding of shares of common stock issuable upon exercise of the Option, by delivery of a properly executed exercise notice together with such documentation as shall be required by the committee or the Board of Directors (or, if applicable, the broker) to effect a cashless exercise, or a combination of the above. If paid in whole or in part with shares of already owned common stock, the value of the shares surrendered is deemed to be their Fair Market Value on the date the Option is exercised. The Employee Plan also authorizes us to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of the Option granted thereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with the Optionee's promissory note, such note shall
(i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of our principal lender or such other rate as the committee or the Board of Directors, as the case may be, shall determine, and (iv) contain such other terms as the committee or the Board of Directors in its sole discretion shall reasonably require.

         The use of already owned shares of common stock applies to payment for the exercise of an Option in a single transaction and to the "pyramiding" of already owned shares in successive, simultaneous Option exercises. In general, pyramiding permits an Option holder to start with as little as one share of common stock and exercise an entire Option to the extent then exercisable (no matter what the number of shares subject thereto). By utilizing already owned shares of common stock, no cash (except for fractional share adjustments) is needed to exercise an Option. Consequently, the Optionee would receive common stock equal in value to the spread between the fair market value of the shares subject to the Option and the exercise price of such Option.

         No Incentive Stock Option, and unless the prior written consent of the committee or the Board of Directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no non-qualified stock option granted under the Employee Plan is assignable or transferable, other than by will or by the laws of descent and distribution. During the lifetime of an Optionee, an Option is exercisable only by him or her, or in the case of a non-qualified stock option, by his or her permitted assignee. The expiration date of an Option under the Employee Plan will be determined by the committee or the Board of Directors at the time of grant, but in no event may such an Option be exercisable after 10 years from the date of grant. An Option may be exercised at any time or from time to time or only after a period of time in installments, as the committee or the Board of Directors determines. The committee or the Board of Directors may, in its sole discretion, accelerate the date on which any Option may be exercised. Each outstanding Option granted under the Employee Plan may become immediately fully exercisable in the event of certain transactions, including certain changes in control, certain mergers and reorganizations, and certain dispositions of substantially all of our assets.

         Unless otherwise provided in the Option agreement, the unexercised portion of any Option granted under the Employee Plan shall automatically be terminated (a) three months after the date on which the Optionee's employment is terminated for any reason other than (i) Cause (as defined in the employee plan), (ii) mental or physical disability, or (iii) death; (b) immediately upon the termination of the Optionee's employment for Cause; (c) one year after the date on which the Optionee's employment is terminated by reason of mental or physical disability; or (d) one year after the date on which the Optionee's employment is terminated by reason of Optionee's death, or if later, three months after the date of Optionee's death if death occurs during the one year period following the termination of the Optionee's employment by reason of mental or physical disability.

         To prevent dilution of the rights of a holder of an Option, the Employee Plan provides for appropriate adjustment of the number of shares for which Options may be granted, the number of shares subject to outstanding Options and the exercise price of outstanding Options, in the event of any increase or decrease in the number of issued and outstanding shares of our capital stock resulting from a stock dividend, a recapitalization or other capital adjustment. The committee or the Board of Directors has discretion to make appropriate antidilution adjustments to outstanding Options in the event of a merger, consolidation or other reorganization of or a sale or other disposition of substantially all of our assets.

         The Employee Plan will expire on October 31, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised. The committee or the Board of Directors may amend, suspend or terminate the Employee Plan or any Option at any time, provided that such amendment shall be subject to the approval of the our shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the tax code) or the rules of any stock exchange or automated quotation system on which the common stock may then be listed or granted. In addition, no amendment, suspension or termination shall substantially impair the rights or benefits of any Optionee, pursuant to any Option previously granted, without the consent of the Optionee.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS.

         The Employee Plan is not qualified under the provisions of Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         NONQUALIFIED STOCK OPTIONS. On exercise of a nonqualified stock option granted under the Employee Plan, an Optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of common stock acquired on exercise of the Option over the exercise price. If the Optionee is one of our employees, that income will be subject to the withholding of Federal income tax. The Optionee's tax basis in those shares will be equal to their fair market value on the date of exercise of the Option, and his holding period for those shares will begin on that date.

         If an Optionee pays for shares of common stock on exercise of an Option by delivering shares of our common stock, the Optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the Optionee's tax basis in them. The Optionee, however, otherwise will be taxed on the exercise of the Option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the Option, the Optionee's tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his holding period for those shares will include his holding period for the shares delivered. The Optionee's tax basis and holding period for the additional shares received on exercise of the Option will be the same as if the Optionee had exercised the Option solely in exchange for cash.

         We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the Optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         INCENTIVE STOCK OPTIONS. The Employee Plan provides for the grant of stock options that qualify as "incentive stock options" as defined in Section 422 of the tax code. Under the tax code, an Optionee generally is not subject to tax upon the grant or exercise of an incentive stock option. In addition, if the Optionee holds a share received on exercise of an incentive stock option for at least two years from the date the Option was granted and at least one year from the date the Option was exercised (the "Required Holding Period"), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder's tax basis in that share will be long-term capital gain or loss.

         If, however, an Optionee disposes of a share acquired on exercise of an incentive stock option before the end of the Required Holding Period (a "Disqualifying Disposition"), the Optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the Option, the amount of ordinary income recognized by the Optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying

Disposition exceeds the fair market value of the share on the date of exercise of the Option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

         An Optionee who exercises an incentive stock option by delivering shares of common stock acquired previously pursuant to the exercise of an incentive stock option before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents "pyramiding" the exercise of an incentive stock option (that is, exercising an incentive stock option for one share and using that share, and others so acquired, to exercise successive incentive stock options) without the imposition of current income tax.

         For purposes of the alternative minimum tax, the amount by which the fair market value of a share of common stock acquired on exercise of an incentive stock option exceeds the exercise price of that Option generally will be an adjustment included in the Optionee's alternative minimum taxable income for the year in which the Option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the Option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the Optionee's alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the Option is exercised.

         We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income included in income by the Optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

         SECTION 162 LIMITATIONS. The Omnibus Budget Reconciliation Act of 2003 added Section 162(m) to the tax code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 2004. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. We intend that Options granted to employees whom the committee expects to be covered employees at the time a deduction arises in connection with such Options, will qualify as such "performance-based compensation," so that such Options will not be subject to the Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect our ability to ensure that Options under the employee plan will qualify as "performance-based compensation" that is fully deductible by us under
Section 162(m).

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 STOCK OPTION PLAN.

            PROPOSAL 3 - APPROVAL OF 2000 DIRECTORS STOCK OPTION PLAN

BACKGROUND AND PURPOSE.

         On August 23, 2000, the Board of Directors adopted the E Com Ventures, Inc. 2000 Directors Stock Option Plan, which we will refer to in this Proxy Statement as the "Directors Plan", and recommended that it be submitted to our shareholders for approval at the Annual Meeting. The purpose of the Directors Plan is to provide an additional incentive to attract and retain qualified competent directors upon whose efforts and judgment our success is largely dependent, through the encouragement of the ownership of our stock by such persons. In furtherance of this purpose, the Directors Plan authorizes, among other things, (a) the granting of nonqualified stock options to purchase common stock (collectively, "Director Options") to directors upon appointment to the Board of Directors, (b) the provision of loans for the purposes of financing the exercise of Director Options and the amount of taxes payable in connection therewith, and (c) the use of already owned common stock as payment of the exercise price for Director Options granted under the Board of Directors Plan.

         Shareholder approval of the Directors Plan is required (i) in order for the Directors Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation U promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) by the rules of the National Association of Securities Dealers National Market System.

         The effective date of the Directors Plan is October 31, 2000 (the "Effective Date"). No Director Options have been granted under the Directors Plan as of the date of this Proxy Statement. Upon approval of the Directors Plan by the shareholders, no additional options shall be granted under the old Directors Stock Option Plan.

         The following is a summary of certain principal features of the Directors Plan. This summary is qualified in its entirety by reference to the complete text of the Directors Plan, which is attached to this Proxy Statement as Appendix B. Shareholders are urged to read the actual text of the Directors Plan in its entirety.

         The principal features of the Directors Plan mirror the principal features of the Employee Plan discussed in Proposal 2 of this Proxy Statement, except for the following:

ADMINISTRATION OF THE DIRECTORS PLAN.

         An aggregate of 120,000 shares of common stock (subject to adjustment described below) are reserved for issuance upon the exercise of Director Options granted under the Directors Plan. The shares acquired upon exercise of Director Options granted under the directors plan will be authorized and issued shares of common stock. Our shareholders will not have any preemptive rights to purchase or subscribe for any common stock by reason of the reservation and issuance of common stock under the Directors Plan. If any Option granted under the Directors Plan should expire or terminate for any reason other than having been exercised in full, the unpurchased shares subject to that Option will again be available for purposes of the Board of Directors Plan.

CERTAIN TERMS AND CONDITIONS.

         After the Effective Date of the Board of Directors Plan, each individual who is appointed as one of our directors will receive an Option to purchase 2,000 shares of our common stock (the "Automatic

Grant"). Each year thereafter, each then eligible director will receive an option to purchase 4,000 shares of our common stock. Such options are immediately exercisable.

         Unless the prior written consent of the committee or the Board of Directors is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 of the Exchange Act, no Option granted under the Directors Plan is assignable or transferable, other than by will or by the laws of descent and distribution.

         The Board of Directors Plan will expire on October 31, 2010, and any Option outstanding on such date will remain outstanding until it expires or is exercised.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF DIRECTOR OPTIONS.

         The Board of Directors Plan is not qualified under the provisions of
Section 401(a) of the tax code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The federal income tax consequences applicable to the Director Options are the same as the federal income tax consequences applicable to nonqualified stock options granted under the employee plan as described in Item 2 of this Proxy Statement.

         IMPORTANCE OF CONSULTING TAX ADVISER. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any Optionee may depend on his particular situation, each Optionee should consult his tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an Option or the disposition of common stock acquired on exercise of an Option.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2000 DIRECTORS STOCK OPTION PLAN.

      PROPOSAL 4 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

         The firm of PricewaterhouseCoopers LLP ("PwC") served as the Company's independent public accountants for the fiscal year ended January 30, 1999. On April 4, 2000, PwC notified the Company that upon completion of their audit of the Company's consolidated financial statements for the fiscal year ended January 29, 2000, they would resign as the Company's independent certified public accountants. PwC has previously audited the Company's consolidated financial statements for the fiscal years ended January 30, 1999 and January 31, 1998 ("Prior Fiscal Years"). Their reports on such consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a modified opinion for the fiscal year ended January 30, 1999 relating to the Company's ability to continue as a "going concern". Further, in connection with its audit of the Company's financial statements for the Prior Fiscal Years and through April 4, 2000, the Company had no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make a reference to the subject matter of the disagreements in connection with its report on the consolidated statements of the Company for each of its Prior Fiscal Years. The Board of Directors, on the recommendation of the Company's Audit Committee, has selected Deloitte and Touche LLP as the Company's independent public accountants for the 2000 fiscal year. One or more representatives of Deloitte and Touche LLP are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO
           RATIFY THE APPOINTMENT OF DELOITTE AND TOUCHE, LLP AS OUR
                 INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
                                FEBRUARY 3, 2001.

                                 OTHER BUSINESS

         We know of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

                SHAREHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

         Any shareholder who intends to present a proposal at our 2001 Annual Meeting of Shareholders and who wishes to have their proposal included in our Proxy Statement for that meeting, must deliver the proposal to our Corporate Secretary in writing not later than June 4, 2001.

         After the June 4, 2001 deadline, a shareholder may present a proposal at our 2001 Annual Meeting of Shareholders if it is submitted to our Corporate Secretary at the address below no later than August 18, 2001. If timely submitted, the shareholder may present the proposal at the 2001 Annual Meeting of Shareholders, but we are not obligated to present the matter in our proxy materials.

         A shareholder wishing to recommend a candidate for election to the Board of Directors should send the recommendation and a description of the person's qualifications to our Corporate Secretary at the address below. A shareholder wishing to nominate a candidate for election to the Board of Directors is required to give written notice to the Corporate Secretary of his or her intention to make such a nomination. The notice of nomination must be received by our Corporate Secretary at the address below no later than August 18, 2001. The notice of nomination is required to contain certain information about both the nominee and the shareholder making the nomination as set forth in our bylaws. A nomination which does not comply with the above requirements will not be considered.

         Send all proposals or nominations to Donovan Chin, Secretary, E Com Ventures, Inc., 11701 N.W. 101st Road, Miami, Florida 33178.

                                                                      APPENDIX A

                     ---------------------------------------

                              E COM VENTURES, INC.
                             2000 STOCK OPTION PLAN

                     ---------------------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of E COM VENTURES, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. As of the Effective Date of this Plan, no more stock options shall be granted under the 1991 Stock Plan, as amended.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (c) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof, or, if such committee is not appointed, the Board.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                  (e) "Company" shall mean E COM VENTURES, INC., a Florida corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Effective Date" shall mean October 31, 2000.

                  (h) "Fair Market Value" of a share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined by the Committee or the Board in a fair and uniform manner.

                  (i) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

                  (j) "Non-Qualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                  (k) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                  (l) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (m) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (n) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (o) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                  (p) "Plan" shall mean this 2000 Stock Option Plan for the Company.

                  (q) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                  (r) "Share" shall mean a share of Common Stock.

                  (s) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to 1,500,000 shares from the Company's authorized and unissued Shares. In addition, the number of Shares available for issuance under the Plan shall automatically increase on the first trading day of each fiscal year of the Company during the term of the Plan, beginning with the fiscal year ended February 2, 2002, by an amount equal to three percent (3%) of the shares of Common Stock of the Company outstanding as of the last trading day of the immediately preceding fiscal year. No Incentive Stock Options may be granted on the basis of the additional shares of Common Stock resulting from such annual increases. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. INCENTIVE AND NON-QUALIFIED OPTIONS.

                  (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of the Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                  (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Code), exceeds $100,000.

         5. CONDITIONS FOR GRANT OF OPTIONS.

                  (a) Each Option shall be evidenced by an Option Agreement that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees, and (ii) Directors who are not employees of the Company or of any Subsidiaries.

                  (b) In granting Options, the Committee or the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                  (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 500,000, subject to adjustment as provided in Section 10 hereof.

         6. OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid, and/or the Optionee's tax withholding obligation is satisfied, in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Committee or the Board in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, cause the Company to lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for those Shares are issued to that person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the stock certificate is issued, except as expressly provided in
Section 10 hereof.

         8. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in the Option Agreement for that Option, except as otherwise provided in this Section 8:

                  (a) The expiration date of an Option shall be determined by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

                           (i) Approval by the shareholders of the Company of a
reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

                           (ii) Individuals who, as of the date on which the
Option is granted, hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.; or

                           (iii) The acquisition (other than from the Company)
by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership (within the meaning of Rule 13-d promulgated under the Securities Exchange Act) of 30% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

                  (c) The Committee or the Board may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

         9. TERMINATION OF OPTION PERIOD.

                  (a) Unless otherwise provided in any Option Agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the
Optionee's employment is terminated other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence,
(B) a mental or physical disability (within the meaning of Internal Revenue Code
Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee, or (C) death of the Optionee;

                           (ii) immediately upon the termination of the
Optionee's employment for Cause;

                           (iii) twelve months after the date on which the
Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee or the Board;

                           (iv) (A) twelve months after the date of termination
of the Optionee's employment by reason of death of the Optionee, or, if later,
(B) three months after the date on which the

Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

                           (v) immediately in the event that the Optionee shall
file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders; or

All references herein to the termination of the Optionee's employment shall, in the case of an Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                  (b) To the extent not previously exercised, (i) each Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to
Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

         10. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in that event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) the Board or the Committee may, in its
discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option Agreement, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         11. TRANSFERABILITY OF OPTIONS AND SHARES.

                  (a) No Incentive Stock Option, and unless the prior written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Non-Qualified Stock Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                  (b) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

         12. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends endorsed upon the certificate(s) for the Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of those Shares.

         13. ADMINISTRATION OF THE PLAN.

                  (a) The Plan shall be administered by the Board or, at the discretion of the Board, by a committee appointed by the Board (the "Committee") which shall be composed of two or more Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for Outside Directors of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                  (b) The Committee or the Board may grant Options pursuant to this Plan to any persons to whom Options may be granted under Section 5(a) hereof.

                  (c) The Committee or the Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations of the Committee or the Board, and its interpretation and construction of any provision of the Plan or any Option Agreement, shall be final and conclusive.

                  (d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

         14. WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or to take any other action in connection with the issuance or delivery then to be made, the issuance or delivery shall be deferred until the withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         15. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan shall comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan and any Option Agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under
Section 422 of the Code. If any provision of the Plan or any Option Agreement relating to an Incentive Stock Option should be held invalid for the granting of Incentive Stock Options or illegal for any reason, that determination shall not affect the remaining provisions hereof, but instead the Plan and the Option Agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option Agreement.

                  (c) This Plan shall be governed by the laws of the State of Florida.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         16. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         17. EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is October 31, 2000 and the Plan shall terminate on the 10th anniversary of the Effective Date.

                                                                      APPENDIX B

                     ---------------------------------------

                              E COM VENTURES, INC.
                        2000 DIRECTORS STOCK OPTION PLAN

                     ---------------------------------------


         1. PURPOSE. The purpose of this Plan is to advance the interests of E COM VENTURES, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons. This Plan is intended to supersede the Company's 1992 Directors Stock Option Plan, as amended (the "Preexisting Plan"). As of the Effective Date of this Plan, no more stock options shall be granted under the Pre-existing Plan.

         2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                  (a) "Annual Meeting Date" shall mean the date of the annual meeting of the Company's shareholders at which the Directors are elected.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  (d) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                  (e) "Company" shall mean E COM VENTURES, INC., a Florida corporation.

                  (f) "Director" shall mean a member of the Board.

                  (g) "Effective Date" shall mean October 31, 2000.

                  (h) "Eligible Director" shall mean any person who is a member of the Board and who is not an employee, full time or part time, of the Company.

                  (i) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding the date of reference. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the common stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of common stock on such exchange or reporting system, as reported in any newspaper of general circulation; (ii) if common stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of common stock on such system; or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for common stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for common stock on at least 5 of the 10 preceding days.

                  (j) "Initial Election Date" shall mean, with respect to an individual who becomes an Eligible Director on or after the Effective Date of the Plan, the date on which such individual is elected as a member of the Board.

                  (k) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (l) "Option Agreement" means the agreement between the Company and the Optionee for the grant of an option.

                  (m) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (n) "Plan" shall mean this 2000 Directors Stock Option Plan for the Company.

                  (o) "Pre-existing Plan" shall mean the Company's 1992 Directors Stock Option Plan, as amended.

                  (p) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (q) "Share" shall mean a share of Common Stock.

                  (r) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to 120,000 Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         4. GRANTS OF OPTIONS.

                  (a) With respect to an individual who becomes an Eligible Director on or after the Effective Date of the Plan, such Eligible Director shall receive a grant of an Option to purchase 2,000 shares of the Common Stock of the Company on his or her Initial Election Date.

                  (b) On each Annual Meeting Date while this Plan is in effect, each then Eligible Director shall receive an annual grant of an Option to purchase 4,000 shares of the Common Stock of the Company.

                  (c) Upon the grant of each Option under this Plan, the Company and the Eligible Director shall enter into an Option Agreement, which shall specify the grant date, the number of Shares subject to the Option, and the exercise price and shall include or incorporate by reference the substance of this Plan and such other terms and provisions consistent with this Plan as the Board may determine.

         5. EXERCISE PRICE. The exercise price per Share of any Option shall be the Fair Market Value of a Share on the date such Option is granted.

         6. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, and (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made. The consideration to be paid for the Shares to be issued upon exercise of an Option, as well as the method of payment of the exercise price, shall be determined by the Committee or the Board and may, in the discretion of the Committee or the Board, consist of:
(1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for a financial accounting purposes a change for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

         7. EXERCISABILITY OF OPTIONS. Each Option granted hereunder shall be immediately exercisable. The expiration date of an Option shall be ten (10) years from the date of grant of the Option.

         8. TERMINATION OF OPTION PERIOD.

                  (a) Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three (3) months after the date on which the
Optionee ceases to be a Director of the Company for any reason other than by reason of (A) Cause, which, for purposes of this Plan, shall mean the removal of the Optionee as a Director by reason of any act by the Optionee of (x) fraud or intentional misrepresentation, (y) embezzlement, misappropriation, or conversion of assets or opportunities of the Company or and Subsidiary, or (z) willful misconduct or gross negligence, or (B) death;

                           (ii) immediately upon the removal of the Optionee as
a Director for Cause;

                           (iii) one year after the date the Optionee ceases to
be a Director by reason of the Optionee's death;

                           (iv) immediately in the event that the Optionee shall
file any lawsuit or arbitration claim against the Company or any Subsidiary, or any of their respective officers, directors or shareholders, other than a claim to enforce a right of indemnification, whether by contract or under applicable law; or

                           (v) ten (10) years from the date of grant of the
Option.

                  (b) The Board in its sole discretion may by written notice ("Cancellation Notice") cancel any Option that remains unvested or unexercised on the date of any of the following corporate transactions:

                           (i) if the shareholders of the Company shall approve
a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (ii) if the shareholders of the Company shall approve
a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

The Cancellation Notice shall be given to the Optionees a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after shareholder approval of such corporate transaction.

         9. ADJUSTMENT OF SHARES.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the
maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the
number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Unless otherwise provided in any Option, the Board may change the terms of Options outstanding under this Plan, with respect to the exercise price or the number of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

                  (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 8(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                  (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                  (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

         10. TRANSFERABILITY OF OPTIONS. Unless the prior written consent of the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act, no Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of an Option that has been assigned or transferred with the prior written consent of the Board, only by the permitted assignee.

         11. ISSUANCE OF SHARES.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings as the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to
the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to
be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Board to be applicable to the issuance and transfer of such Shares.

         12. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board, which shall have the authority to adopt such rules and regulations and to make such determinations as are not inconsistent with the Plan and as are necessary or desirable for the implementation and administration of the Plan. Any and all decisions or determinations of the Board shall be made either (i) by a majority vote of the members of the Board at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Board.

         13. INTERPRETATION.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) This Plan shall be governed by the laws of the State of Florida.

                  (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         14. AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 8 and 9 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

         15. TERMINATION DATE. The Plan shall terminate on the 10th anniversary of the Effective Date.

                                                                      Appendix C

                              E COM VENTURES, INC.
                              11701 N.W. 101ST ROAD
                              MIAMI, FLORIDA 33178

      THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned holder of common stock of E Com Ventures, Inc., a Florida corporation (the "Company"), hereby appoints Ilia Lekach and Jerome Falic, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company held of record by the undersigned at the close of business on September 5, 2000 at the Company's 2000 Annual Meeting of Shareholders, to be held on October 31, 2000, at 10:00 a.m. at the E Com Ventures, Inc. Corporate Office, 11701 N.W. 101st Road, Miami, Florida 33178, and at any adjournments or postponements thereof.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

[ ]      PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1.       Election of Directors.

         [ ]     Vote for all Nominees Listed Below (except as written below)

         [ ]     Vote Withheld from all Nominees

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES LISTED IN THIS PROPOSAL NO. 1.

         NOMINEES:         Ilia Lekach
                           Jerome Falic
                           Donovan Chin
                           Carole Ann Taylor
                           Horacio Groisman, M.D.
                           Zalman Lekach

         (Instruction: To withhold authority for an individual nominee, write that nominee's name on the line provided below.)

         -----------------------------------------------------------------------

2.       Approval of the E Com Ventures, Inc. 2000 Stock Option Plan.

         [ ] For             [ ] Against          [ ] Abstain

3.       Approval of the E Com Ventures, Inc. 2000 Directors Stock Option Plan.

         [ ] For             [ ] Against          [ ] Abstain

4. Ratification of the appointment of Deloitte and Touche, LLP as our independent public accountants.

         [ ] For             [ ] Against          [ ] Abstain

5. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, "FOR" THE ADOPTION OF THE 2000 STOCK OPTION PLAN, "FOR" THE ADOPTION OF THE 2000 DIRECTORS STOCK OPTION PLAN, AND FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE, LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

         PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.

DATE
    -----------------------------

SIGNATURE
         ----------------------------

SIGNATURE (If held jointly)
                           -----------------------------

Note: Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in the partnership name by authorized person.